                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)  January 19, 2005
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       000-26534             13-3671221
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(State or Other Jurisdiction           (Commission           (IRS Employer
     of Incorporation)                 File Number)       Identification No.)

     4 Science Park, New Haven, CT                             06511
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:   (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

     Mr. Walter Wriston, a member of the board of directors of Vion
Pharmaceuticals, Inc. ("Vion") since 1995, passed away on January 19, 2005. Mr.
Wriston served as the Chairman of the Vion board's Audit Committee and as the audit committee financial expert. Mr. Wriston also served as a member of the
Vion board's Nominating and Governance Committee.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 99.1 Press Release dated January 21, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VION PHARMACEUTICALS, INC.

Date: January 21, 2005                      By: /s/ Howard B. Johnson
                                                --------------------------------
                                            Name:  Howard B. Johnson
                                            Title: President and Chief Financial
                                                   Officer

                                  EXHIBIT INDEX
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          99.1 Press release dated January 21, 2005.